UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Approval of the Dollar General Corporation 2021 Stock Incentive Plan

At the Annual Meeting of Shareholders of Dollar General Corporation (the “Company”) held on May 26, 2021 (the “Annual Meeting”), the Company’s shareholders approved the Dollar General Corporation 2021 Stock Incentive Plan (the “Plan”), which became effective on May 26, 2021. The Company’s Board of Directors (the “Board”) approved the Plan on March 16, 2021, subject to shareholder approval. Under the Plan, the maximum number of shares of the Company’s common stock available for awards is 11,850,000, less any shares granted under the Dollar General Corporation Amended and Restated 2007 Stock Incentive Plan (the “Prior Plan”) after March 16, 2021 and prior to May 26, 2021 (reduced on a one-for-one basis), resulting in 11,838,143 shares authorized for issuance under the Plan as of May 26, 2021.

Pursuant to and subject to the terms and conditions of the Plan, the Company may grant stock options, stock appreciation rights and other stock-based awards, including but not limited to restricted stock units and performance-based awards, to the Company’s non-employee Board members and to key employees and consultants of the Company and certain of its subsidiaries. No awards may be granted under the Plan after May 25, 2031. The Plan is designed to attract and retain non-employee Board members, management and other key personnel and service providers, to motivate management personnel to achieve long-range goals, and to further align the interest of participants in the Plan with those of the Company’s shareholders. It is not possible to determine specific amounts and types of awards that may be granted to eligible participants under the Plan because the grant and payment of such awards is subject to the discretion of the Compensation Committee of the Board.

The Plan replaces the Prior Plan. As of May 26, 2021, no new awards will be granted under the Prior Plan. Awards previously granted under the Prior Plan will remain outstanding in accordance with their terms, but none of the remaining shares of the Company’s common stock authorized under the Prior Plan will be transferred or used under the Plan nor will any awards under the Prior Plan that are forfeited increase the shares available for awards under the Plan.

A brief summary of the material terms of the Plan was included as part of Proposal 4 on pages 52-61 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2021 (the “Proxy Statement”). The description of the Plan contained herein is a summary only, does not purport to be complete, and is qualified in its entirety by the complete text of the Plan, which is included as Exhibit 99.1 hereto and incorporated herein by reference.

Employment Agreement with Chief Executive Officer

On May 26, 2021, the Company entered into a new employment agreement, effective June 3, 2021 (the “Employment Agreement”), with Todd J. Vasos, Chief Executive Officer. The Employment Agreement replaces the employment agreement that was entered into on May 31, 2018 and effective June 3, 2018 between the Company and Mr. Vasos.

The initial term of the Employment Agreement extends until June 3, 2024, unless earlier terminated in accordance with the provisions of the Employment Agreement, subject to automatic year to year extensions unless the Company gives written notice within the time frame set forth in the Employment Agreement that no extension or further extension, as applicable, will occur or unless certain other conditions specified in the Employment Agreement occur.  The Employment Agreement also commits to annually re-nominating Mr. Vasos during his tenure as Chief Executive Officer to serve on the Board, subject to election by the Company’s shareholders.

The Employment Agreement provides for various customary business protection provisions, including non-competition, non-solicitation, non-interference, non-disparagement, and confidentiality and non-disclosure provisions, facilitates the implementation of the Company’s clawback policy, and provides:

•	for a minimum annual base salary of $1,350,000, which will be reviewed annually and may be increased from time to time in the sole discretion of the Board or its Compensation Committee.

•	that incentive compensation shall be determined and paid under the Company’s annual bonus program for senior executive officers, as it may be amended from time to time.

•	that during Mr. Vasos’s employment as Chief Executive Officer, he shall be entitled to reasonable non-exclusive use of the Company’s plane or of a chartered aircraft at the Company’s expense for his personal travel to and from, on the one hand, Boca Raton, Florida or Wilmington, North Carolina, and on the other hand, Nashville, Tennessee or such other point of origin or destination where he is required to be located for Company-related business purposes. Such personal travel may include family members traveling with Mr. Vasos and shall not exceed two round trips per calendar month (exclusive of any “deadhead” time) unless prior approval is granted by the Compensation Committee. Any income imputed to Mr. Vasos as a result of such personal travel shall be calculated in accordance with applicable Treasury Regulations as in effect from time to time, and Mr. Vasos shall be responsible for any tax liability he incurs as a result. He also shall be entitled to receive such other executive perquisites, fringe and other benefits as are provided generally to senior executive officers of the Company under any of the Company’s plans and/or programs in effect from time to time.

•	that Mr. Vasos (and, where applicable, his eligible dependents) shall be eligible to participate in those various Company welfare benefit plans, practices and policies in place during the term of the Employment Agreement to the extent allowed under and in accordance with the terms of those plans, as well as in any other benefit plans the Company offers to other senior executive officers of the Company or other employees from time to time during the term of the Employment Agreement (excluding plans applicable solely to certain officers of the Company in accordance with the express terms of such plans).

In addition, pursuant to the Employment Agreement, and subject to limited conditions set forth therein, if Mr. Vasos is terminated by the Company without cause (as defined in the Employment Agreement) or if Mr. Vasos resigns from the Company for good reason (as defined in the Employment Agreement), or if Mr. Vasos resigns within 90 days after the Company’s failure to offer to renew, extend or replace the Employment Agreement before, at or within one year after the end of its original term or any term provided for in a written renewal or extension of the original term (with limited exceptions outlined in the Employment Agreement), he will be entitled to:

•	continued base salary payments for 24 months (subject to timing and form of payment provisions set forth in the Employment Agreement);

•	a lump sum payment of two times his annual target bonus under the Company’s annual bonus program for senior executive officers in respect of the Company’s fiscal year in which the termination date occurs;

•	a lump sum payment, payable at such time as annual bonuses are paid to other senior executive officers of the Company, of a pro-rata portion of the annual bonus, if any, that he would have been entitled to receive pursuant to the Employment Agreement for the fiscal year of termination if such termination had not occurred (subject to calculation provisions set forth in the Employment Agreement);

•	a lump sum payment equal to two times the annual contribution that would have been made by the Company in respect of the plan year in which the termination occurs for his participation in the Company’s medical, pharmacy, dental and vision benefits programs; and

•	reasonable outplacement services, as determined and provided by the Company, for one year or until other employment is secured, whichever comes first.

The foregoing description of the Employment Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Employment Agreement which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At the Annual Meeting, the Company’s shareholders approved a proposal to amend (the “Amendment”) the Company’s Charter to provide that special meetings of shareholders may be called upon written request from holders of record or beneficial owners (a) representing at least twenty-five percent (25%) of the voting power of the Company’s shares entitled to vote on the matter or matters to be brought before the proposed special meeting and (b) that have complied in full with the requirements set forth in the Company’s Bylaws, as amended from time to time. The Board previously approved the Amendment and the restatement of the Company’s Charter to reflect the Amendment (as so amended and restated, the “Amended and Restated Charter”), subject to shareholder approval of the Amendment. The Company filed the Amended and Restated Charter with the Tennessee Secretary of State, and it became effective, on May 28, 2021.

In addition, effective May 28, 2021, the Board approved the amendment and restatement of the Company’s Bylaws (as so amended and restated the “Amended and Restated Bylaws”), which:

•	implement the ability of holders of 25% or more of the Company’s stock to request a special meeting and set forth the conditions and requirements for such shareholders to request such a special meeting, as described in more detail in the Proxy Statement, as well as additional conforming amendments to existing provisions necessitated by the addition of the special meeting right provisions;

•	provide for a forum selection provision which, unless the Company consents in writing to the selection of an alternative forum, requires (a) any derivative lawsuits, actions asserting a claim of breach of fiduciary duty, actions asserting a claim arising pursuant to any provision of the Tennessee Business Corporation Act (the “TBCA”), the Amended and Restated Charter or the Amended and Restated Bylaws, or an action asserting a claim governed by the internal affairs doctrine, to be exclusively brought in a state or federal court located within Tennessee and (b) the U.S. federal district courts to be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;

•	update various provisions to align with the TBCA pertaining to: required officers, removing the outdated requirements to appoint a President, a Vice President and a Treasurer and that the President and Secretary positions be held by different persons; meetings held by means of remote communication, recognizing that meetings held by means of remote communication need not be held in a physical location and that the notice of meeting which is held by means of remote communication shall set forth the means of remote communication by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting; and the method of giving notice of meetings, specifically allowing notice of meetings to be given in any manner allowed under the TBCA;

•	acknowledge that the provision pertaining to removal of directors is subject to the provisions contained in the Amended and Restated Charter; and

•	make certain other updates, clarifications and ministerial and conforming changes.

The complete text of the Amended and Restated Charter and the Amended and Restated Bylaws, as well as marked copies of each such document illustrating the changes made thereto, are attached hereto as Exhibits 3.1, 3.1.1, 3.2 and 3.2.1. The foregoing descriptions are summaries only, do not purport to be complete, and are qualified in their entirety by reference to the complete text of the Amended and Restated Charter and the Amended and Restated Bylaws which are attached as Exhibits 3.1 and 3.2 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on May 26, 2021. The following are the final voting results on proposals considered and voted upon by the Company’s shareholders, each of which is described in more detail in the Proxy Statement.

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s Shareholders to be held in 2022 and until his or her successor is duly elected and qualified. Votes were cast as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Warren F. Bryant	188,507,285	8,583,849	143,149	14,389,639
Michael M. Calbert	186,195,294	10,919,128	119,861	14,389,639
Patricia D. Fili-Krushel	190,298,513	6,824,550	111,220	14,389,639
Timothy I. McGuire	195,322,317	1,742,580	169,386	14,389,639
William C. Rhodes, III	188,875,326	8,218,855	140,102	14,389,639
Debra A. Sandler	190,316,256	6,673,900	244,127	14,389,639
Ralph E. Santana	193,034,609	4,054,778	144,896	14,389,639
Todd J. Vasos	195,015,064	2,103,625	115,594	14,389,639

The resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on an advisory (non-binding) basis. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
175,577,132	19,272,495	2,384,656	14,389,639

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was ratified. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
200,571,255	10,926,106	126,561	0

The Dollar General Corporation 2021 Stock Incentive Plan was approved. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
169,903,866	24,966,873	2,363,544	14,389,639

An amendment to the Company’s amended and restated charter to allow shareholders holding 25% or more of the Company’s common stock to request special meetings of shareholders was approved. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
182,315,499	2,140,259	12,778,525	14,389,639

A shareholder proposal regarding shareholders’ ability to call special meetings of shareholders was approved. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
104,779,003	92,213,128	242,152	14,389,639

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Charter of Dollar General Corporation (effective May 28, 2021)

3.1.1	Amended and Restated Charter of Dollar General Corporation (effective May 28, 2021) (redline version of amended section)

3.2	Amended and Restated Bylaws of Dollar General Corporation (effective May 28, 2021)

3.2.1	Amended and Restated Bylaws of Dollar General Corporation (effective May 28, 2021) (redline version of amended sections)

99.1	Dollar General Corporation 2021 Stock Incentive Plan (incorporated by reference to Appendix A to Dollar General Corporation’s 2021 definitive proxy statement, filed with the Securities and Exchange Commission on April 1, 2021 (file no. 001-11431))

99.2	Employment Agreement, effective June 3, 2021, between Dollar General Corporation and Todd J. Vasos

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel